Yield

Growth

Quality

2007 3rd Quarter Report

August 31, 2007

Tortoise Energy Infrastructure Corp.

TYG LISTED NYSE

...Steady Wins™

Company at a Glance
Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise Energy achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Energy. We also seek dividend growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources.
Tortoise Energy invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy seeks to provide its stockholders with an efficient alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     The ability to access investment grade credit markets to enhance the dividend rate; and
•     Access to direct placements and other investments not available through the public markets.

October 19, 2007
Dear Fellow Stockholders,
Tortoise Energy Infrastructure Corp. (Tortoise Energy) had a difficult third quarter with respect to stock valuation, despite healthy distribution increases reported by our portfolio companies. Our stock price declined from a record closing high of $44.89 on July 12, 2007 to $39.52 on Aug. 31, 2007. However, for the nine month period ended Aug. 31, 2007, an investment in Tortoise Energy returned 14.4 percent based on market value, including the reinvestment of dividends. Absent any fundamental issues in the MLP sector, we attribute the weak performance to technical pressures around a broad market sell-off related to subprime mortgage and credit market concerns. These conditions impacted many yield products including MLPs and closed-end funds. Additionally, the auction rate market faced higher rates which further impacted our stock price performance. Despite these recent events, we remain optimistic that the energy infrastructure sector MLPs offer attractive investment opportunities for patient investors.
On Aug. 13, 2007, we declared a quarterly dividend of $0.55 per share, our eleventh dividend increase since full investment of the initial public offering proceeds. This is an annualized dividend of $2.20, an eight percent increase over the dividend paid in the same quarter of the prior year and an approximately one percent increase over the dividend paid in the prior quarter. This dividend represented an annualized yield of 5.6 percent based on the closing price of $39.52 on Aug. 31, 2007. As of today, Tortoise Energy’s annualized yield is 6.5 percent. We expect that a significant portion of this dividend will be treated as return of capital for income tax purposes, although the ultimate determination of its character will not be made until after our year-end.
We maintain our expectation that long-term dividend growth will be approximately four percent on an annualized basis.
Investment Review
Tortoise Energy was actively involved in financing MLP growth projects and asset purchases. During the quarter, we completed three direct placement investments totaling $33.5 million. In June, we acquired $17.5 million of DCP Midstream Partners, LP common units and $7 million of Plains All American Pipeline, L.P. common units. In July, we invested $9 million in Exterran Partners, L.P. common units. In addition, in June, we invested $3.8 million in the initial public offering of Spectra Energy Partners, LP, and in July, we invested $3.3 million in the initial public offering of SemGroup Energy Partners, L.P.
U.S. Master Limited Partnership Overview and Investment Outlook
For the quarter, the S&P MLP Index was down -7.3 percent. However, year-to-date through Aug. 31, 2007, the S&P MLP Index total return was 9.9 percent, comparing favorably to the FTSE NAREIT Equity REIT Index return of 6.6 percent, the Dow Jones Utility Average Index return of 8.3 percent, and the S&P 500 Index return of 5.2 percent. In our view, the recent sector weakness provides an attractive investment value for long-term investors.
Industry analysts have postulated that recent selling pressure in the MLP sector was caused by institutional investors exiting positions either as a function of margin calls or redemptions. As a result, there has been less capital flowing to the direct placement market. As an active participant in direct placements, we believe MLP issuers appreciate our patient, long-term commitment to sector growth.
Our Leverage
The auction-rate market where Tortoise Energy and other closed end funds borrow, faced adverse conditions during the quarter. We believe the liquidity needs of institutional and corporate auction rate investors, caused in part by conditions in the subprime mortgage market, created a decline in investor demand for auction rate investments. Our auction rate notes and preferred shares have historically reset with interest rate terms at or near 1-Month LIBOR (the London Interbank Offered Rate). In late August, the spreads between the rate resets and 1-Month LIBOR began to widen. In early October, these spreads have narrowed partly because, unlike the investors in subprime mortgages who are experiencing increasing default rates, our underlying investments have generally reported distribution increases and favorable economic trends.
2007 3rd Quarter Report     1

We attempt to hedge interest rate exposure associated with changes in short-term LIBOR. However, effective hedges are not available with respect to the spread of our auction rates above or below LIBOR.
In the short-term, we expect our exposure to widening LIBOR spreads to impact our ability to grow our annualized dividends at historical rates. However, if our spreads to LIBOR revert to their historical norm, then the growth we expect from our underlying holdings will quickly outpace the impact of the current auction rate increases and allow us to resume our strategy of steadily growing dividends.
We nevertheless took steps since August to reduce our exposure to volatility in the auction rate market. We extended the interest and dividend reset dates on our Series A and Series B auction rate notes and Series I and Series II MMP shares.
As a result of funding the direct placement and IPO opportunities in June and July, and the decreased valuations within the MLP sector, our leverage ratio was 36.8 percent of total assets as of Aug. 31, 2007. This amount of leverage is within our borrowing limits; however, it has been our practice to reduce leverage over time to our long-term leverage goal of 33 percent of total assets. This can be accomplished through growth in value of our investments, issuance of new common equity and the redemption of outstanding leverage. Subsequent to quarter-end, we gave notice that we intend to redeem $70 million of our notes, to be funded with proceeds from normal portfolio turnover and our bank revolver. We expect that we will have in excess of $125 million available on our revolver after the redemption of notes.
Leverage will continue to be a critical component of our investment strategy as long as we believe that leverage will serve the best interests of our stockholders. The principal factor in making this determination is whether the potential total return is likely to exceed the cost of leverage.
In Closing
In our view, the fundamental thesis for MLPs remains intact. We expect organic growth and acquisition opportunities to remain strong which should lead to continued distribution growth. We believe the quality and growth prospects of midstream energy infrastructure companies remain as strong as ever, producing handsome current yields with relatively low risk.
Thank you for your investment in Tortoise Energy.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins™
2     Tortoise Energy Infrastructure Corp.

Summary Financial Information (Unaudited)
Nine Months Ended August 31, 2007

Market value per share	$39.52
Net asset value per share	34.63
Total net assets	648,550,875
Unrealized appreciation of investments (excluding interest
rate swap contracts) before deferred taxes	127,374,313
Unrealized appreciation of investments and interest
rate swap contracts after deferred taxes	78,502,219
Net investment loss	(8,593,814)
Total realized gain after deferred taxes	14,049,254
Total return (based on market value)(1)	14.43%
Net operating expenses before leverage costs
and taxes as a percent of average total assets(2)	0.97%
Distributable cash flow as a percent of average net assets(3)	6.25%

(1)   See footnote 7 to the Financial Highlights on page 20 for further disclosure.
(2)   Annualized. Represents expenses after fee reimbursement.
(3)   Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets August 31, 2007 (Unaudited) (Percentages based on total investment portfolio)
2007 3rd Quarter Report     3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006
Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$11,715
Dividends paid in stock	1,689
Dividends from common stock	34
Short-term interest and dividend income	194
Total from investments	13,632
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,660
Other operating expenses	321
1,981
Distributable cash flow before leverage costs and current taxes	11,651
Leverage costs(2)	2,864
Current income tax expense	138
Distributable Cash Flow(3)	$8,649
Dividends paid on common stock	$8,494
Dividends paid on common stock per share	0.510
Payout percentage for period(4)	98.2%
Total assets, end of period	835,250
Average total assets during period(5)	786,791
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	235,000
Leverage as a percent of total assets	28.1%
Unrealized appreciation net of deferred taxes, end of period	148,264
Net assets, end of period	492,866
Average net assets during period (7)	446,196
Net asset value per common share	29.59
Market value per share	30.62
Shares outstanding	16,655,177
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.87%
Operating expenses before leverage costs and current taxes	1.00%
Distributable cash flow before leverage costs and current taxes	5.87%
As a Percent of Average Net Assets
Distributable cash flow(3)	7.69%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, auction agent fees, interest rate swap expenses and preferred dividends.
(3)   “Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current taxes, and realized and unrealized gains (losses) on interest rate swap settlements.
4     Tortoise Energy Infrastructure Corp.

2006	2007
Q4(1)	Q1(1)	Q2(1)	Q3(1)

$12,595	$14,075	$16,056	$17,049
1,745	1,801	2,802	2,869
—	—	—	50
156	129	154	40
14,496	16,005	19,012	20,008

1,796	2,122	2,748	2,966
335	342	388	433
2,131	2,464	3,136	3,399
12,365	13,541	15,876	16,609
2,784	3,320	4,912	6,191
138	145	49	33
$9,443	$10,076	$10,915	$10,385

$8,848	$9,845	$10,192	$10,300
0.530	0.540	0.545	0.550
93.7%	97.7%	93.4%	99.2%
928,431	1,130,442	1,393,637	1,332,533
865,220	1,028,848	1,282,827	1,396,907
267,450	316,600	435,000	490,000
28.8%	28.0%	31.2%	36.8%
196,037	259,275	338,616	274,539
532,433	635,044	724,194	648,551
507,852	602,104	706,449	694,971
31.82	34.83	38.73	34.63
36.13	36.38	42.12	39.52
16,732,065	18,232,065	18,700,689	18,727,411

6.72%	6.31%	5.88%	5.68%
0.99%	0.97%	0.97%	0.97%
5.73%	5.34%	4.91%	4.71%

7.46%	6.79%	6.13%	5.93%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   There was no outstanding balance on the short-term credit facility as of August 31, 2007.
(7)   Computed by averaging daily values for the period.
(8)   Annualized for period less than one full year.
2007 3rd Quarter Report     5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy’s goal is to provide a growing dividend stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining dividends to stockholders. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, total leverage costs and current income taxes on our operating income. Each is summarized for you in the table on pages 4 and 5 and are discussed in more detail below.
6     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) before taxes in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as additional leverage costs, as well as current tax expense.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a dividend payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.
Total distributions received from our investments relating to DCF for the 3rd quarter 2007 was approximately $20 million, representing a 47 percent increase as compared to 3rd quarter 2006 and a 5 percent increase as compared to 2nd quarter 2007. These increases reflect the earnings from investment of the proceeds from additional leverage and our follow on equity offerings, as well as distribution increases from our MLP investments.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.97 percent of average total assets for the 3rd quarter 2007 as compared to 1.00 percent for the 3rd quarter 2006 and 0.97 percent for the 2nd quarter 2007. Advisory fees, net of reimbursement, increased as a result of growth in average total assets.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period, as all of our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend.
We have entered into interest rate swap agreements in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. As indicated in Note 11, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month or 1 week U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation.
2007 3rd Quarter Report     7

Management’s Discussion
(Continued)
While we generally hedge the interest rate exposure associated with changes in LIBOR, we cannot effectively hedge the spread above or below LIBOR at which the rates on our leverage reset during the auction process.
Historically, auctions for our leverage have resulted in interest rates ranging from slightly above to slightly below LIBOR. As a result of the recent sub-prime mortgage market problems and changes in how auction rate securities are accounted for by corporations, demand for our auction securities has decreased, causing interest rates to reset at levels above our historical range. While the impact to us for the 3rd quarter 2007 is relatively minor, a sustained increase in the spread of our rates to LIBOR could have a meaningful impact on our distributable cash flow.
We have initiated steps to reduce the impact of these increased spreads in case the auction markets, and our spread to LIBOR, do not revert to their historical norm. Subsequent to the end of the 3rd quarter, we extended the reset dates on our Series A and Series B auction rate notes and Series I and Series II MMP shares, fixing their interest rates for 5 years, 1 year, 3 years, and 3 years, respectively. We continue to consider similar extensions for our other note and preferred share series.
The spread between the fixed swap rate and LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise Energy pays U.S. Bank the net difference). We realized approximately $587,000 in gains on interest rate swap settlements during the 3rd quarter 2007 as compared to approximately $619,000 for the 2nd quarter 2007.
Total leverage costs increased to approximately $6.2 million for the 3rd quarter 2007 as compared to $2.9 million for the 3rd quarter 2006 and $4.9 million for the 2nd quarter 2007. These increases reflect additional interest expense associated with the utilization of our short-term line of credit and the issuance of additional long-term leverage of $200 million in the 2nd quarter 2007 and $55 million in the 3rd quarter 2007. The average cost of long-term leverage outstanding excluding the auction agent fees and net of our interest rate swap agreements, was 4.92 percent for 3rd quarter 2007 as compared to 4.53 for the 2nd quarter 2007. This change was the result of the maturity of $110 million in interest rate swaps with a fixed rate of 3.55 percent, the commencement of settlements on $110 million in interest rate swaps with a fixed rate of 4.63 percent, higher auction rates on the unhedged portion of our leverage, and an increase in the auction rate spread to LIBOR.
Distributable Cash Flow
For 3rd quarter 2007, our DCF was approximately $10.4 million, an increase of $1.7 million or 20 percent as compared to 3rd quarter 2006 and a decrease of $530,000 or 5 percent as compared to 2nd quarter 2007. These changes are the net result of earnings from additional leverage, growth in distributions and increased expenses, as outlined above. In addition, the decrease of $530,000 as compared to 2nd quarter 2007 was impacted by a one-time DCF benefit of $664,000 recognized in the 2nd quarter from the timing of investments made during the quarter. We captured the full quarterly dividends from certain investments without recognizing a full quarter of leverage expense. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Energy on Canadian income allocated to the Company. We paid a dividend of $10.3 million, or 99.2 percent of DCF during the quarter. On a per share basis, we declared a $0.55 dividend on August 13, 2007, for an annualized run-rate of $2.20. This is an increase of approximately 8 percent as compared to 3rd quarter 2006 and 1 percent as compared to 2nd quarter 2007.
Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or return of capital.
8     Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The taxability of the dividend you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLPs are not income for tax purposes, we currently have very little income to offset against our expenses.
In the event Tortoise Energy has earnings and profits, all or a portion of our dividend paid to non-corporate taxpayers would be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our dividend that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Energy has a gain at any time. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2007, Tortoise Energy’s investments at value are $1.3 billion, with an adjusted cost of $874 million. The $426 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. We currently expect that a significant portion of our 2007 dividend distributions will consist of return of capital, although the ultimate determination will not be made until January 2008.
Liquidity and Capital Resources
During 3rd quarter 2007, we issued an additional $55 million in Money Market Preferred Shares. The net proceeds were used to retire all of the outstanding balance on our credit facility and invest in energy infrastructure companies in accordance with our investment objective and policies, and for working capital purposes.
Tortoise Energy had total assets of $1.33 billion at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 3rd quarter 2007, total assets decreased from $1.39 billion to $1.33 billion, a decrease of $60 million or 4 percent. This change was primarily the result of a decrease in unrealized appreciation of investments of approximately $105 million (including $15 million in MLP distributions treated as return of capital), offset by investments from an increase in leverage of $55 million.
Total leverage outstanding at August 31, 2007 of $490 million is comprised of $305 million in senior notes rated ’Aaa’ and ’AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $185 million in preferred shares rated ’Aa2’ and ’AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively. Total leverage represented 36.8 percent of total assets at August 31, 2007. Subsequent to quarter-end, we filed notice to redeem the Series E auction rate notes on October 26, 2007, with proceeds from normal portfolio turnover and temporary use of our line of credit. This redemption will reduce our leverage and move us closer to our long-term target of approximately 33 percent of total assets. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.
As mentioned above and disclosed in Note 14 in the Notes to Financial Statements, subsequent to quarter-end we extended the reset dates for our Series A and Series B auction rate notes and Series I and Series II MMP shares, fixing their interest rates for 5 years, 1 year, 3 years, and 3 years, respectively.
2007 3rd Quarter Report     9

Schedule of Investments (Unaudited)
	August 31, 2007
	Shares	Value
Common Stock — 0.5%(1)
Shipping — 0.5%(1)
Republic of the Marshall Islands — 0.5%(1)
Capital Product Partners L.P. (Cost $2,573,550)	119,700	$3,467,709
Master Limited Partnerships and
Related Companies — 200.6%(1)
Crude/Refined Products Pipelines — 101.7%(1)
United States — 101.7%(1)
Buckeye Partners, L.P.	567,102	27,816,353
Enbridge Energy Partners, L.P.	925,300	47,181,047
Enbridge Energy Partners, L.P.(2) (3)	971,399	48,045,373
Global Partners LP	214,286	6,844,295
Holly Energy Partners, L.P.(4)	427,070	19,440,226
Kinder Morgan Management, LLC(3)	1,669,229	80,356,684
Magellan Midstream Holdings, L.P.	589,245	16,681,526
Magellan Midstream Partners, L.P.	2,210,613	95,056,359
NuStar Energy L.P.	928,289	57,767,425
NuStar GP Holdings, LLC	1,062,718	34,750,879
Plains All American Pipeline, L.P.	1,986,084	114,299,134
Plains All American Pipeline, L.P.(2)	117,529	6,560,469
SemGroup Energy Partners, L.P.	151,675	4,556,317
Spectra Energy Partners, LP	332,965	8,820,243
Sunoco Logistics Partners L.P.	934,625	50,151,978
TEPPCO Partners, L.P.	869,520	34,911,228
TransMontaigne Partners L.P.	207,800	6,755,578
		659,995,114
Natural Gas/Natural Gas Liquids Pipelines — 48.0%(1)
United States — 48.0%(1)
Boardwalk Pipeline Partners, LP	1,162,800	38,604,960
Energy Transfer Equity, L.P.(2)	729,661	25,742,440
Energy Transfer Partners, L.P.	1,722,250	89,625,890
Enterprise GP Holdings L.P.	71,400	2,735,334
Enterprise Products Partners L.P.	3,005,940	88,705,289
ONEOK Partners, L.P.	267,455	17,114,445
TC PipeLines, LP	1,307,759	48,596,324
		311,124,682
Natural Gas Gathering/Processing — 36.6%(1)
United States — 36.6%(1)
Copano Energy, L.L.C.	1,073,386	41,851,320
Crosstex Energy, L.P.	268,587	9,507,980
Crosstex Energy, L.P.(2)(5)	712,760	22,986,510
Crosstex Energy, L.P.(2)(5)	193,767	5,377,034
DCP Midstream Partners, LP	19,200	868,800
DCP Midstream Partners, LP(2)	404,625	17,985,581
10     Tortoise Energy Infrastructure Corp.

Schedule of Investments (Unaudited)
(Continued)
	August 31, 2007
	Shares	Value
Duncan Energy Partners L.P.	441,900	$10,596,762
Exterran Partners, L.P.	84,700	2,908,598
Exterran Partners, L.P.(2)	258,993	8,647,776
Hiland Partners, LP	41,048	2,052,811
MarkWest Energy Partners, L.P.(4)	2,201,640	70,188,283
Regency Energy Partners LP	162,100	5,187,200
Targa Resources Partners LP	115,200	3,456,000
Williams Partners L.P.	810,707	36,149,425
		237,764,080
Shipping — 4.3%(1)
Republic of the Marshall Islands — 0.9%(1)
Teekay LNG Partners L.P.	156,200	5,462,314
United States — 3.4%(1)
K-Sea Transportation Partners L.P.(4)	571,300	22,240,709
		27,703,023
Propane Distribution — 10.0%(1)
United States — 10.0%(1)
Inergy, L.P.	1,916,784	62,429,655
Inergy Holdings, L.P.	49,715	2,236,181
		64,665,836
Total Master Limited Partnerships and
Related Companies (Cost $852,797,397)		1,301,252,735
Short-Term Investment — 2.8%(1)
United States Investment Company — 2.8%(1)
First American Government Obligations Fund —
Class Y, 5.03%(6) (Cost $18,139,314)	18,139,314	18,139,314
Total Investments — 203.9%(1)
(Cost $873,510,261)		1,322,859,758
Auction Rate Senior Notes — (47.0%)(1)		(305,000,000)
Interest Rate Swap Contracts — 0.2%(1)
$355,000,000 notional — Unrealized Appreciation, Net(7)		1,263,948
Liabilities in Excess of Cash and Other Assets — (28.6%)(1)		(185,572,831)
Preferred Shares at Redemption Value — (28.5%)(1)		(185,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0% (1)		$648,550,875
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Fair valued securities represent a total market value of $135,345,183 which represents 20.9% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 7 to the financial statements for further disclosure.
(5)   Non-income producing.
(6)   Rate indicated is the 7-day effective yield as of August 31, 2007.
(7)   See Note 11 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     11

Statement of Assets & Liabilities (Unaudited)
August 31, 2007
Assets
Investments at value, non-affiliated (cost $816,179,788)	$1,210,990,540
Investments at value, affiliated (cost $57,330,473)	111,869,218
Total investments (cost $873,510,261)	1,322,859,758
Cash	460,770
Receivable for Adviser reimbursement	235,918
Receivable for investments sold	3,590,757
Interest and dividend receivable	30,328
Unrealized appreciation of interest rate swap contracts, net	1,263,948
Prepaid expenses and other assets	4,091,619
Total assets	1,332,533,098
Liabilities
Payable to Adviser	2,241,219
Dividend payable on common shares	10,300,076
Dividend payable on preferred shares	409,172
Accrued expenses and other liabilities	1,224,993
Current tax liability	15,361
Deferred tax liability	179,791,402
Auction rate senior notes payable	305,000,000
Total liabilities	498,982,223
Preferred Shares
$25,000 liquidation value per share applicable to 7,400 outstanding
shares (15,000 shares authorized)	185,000,000
Net assets applicable to common stockholders	$648,550,875
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 18,727,411 shares issued and outstanding
(100,000,000 shares authorized)	$18,727
Additional paid-in capital	367,843,325
Accumulated net investment loss, net of deferred tax benefit	(17,299,714)
Undistributed realized gain, net of deferred tax expense	23,449,589
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	274,538,948
Net assets applicable to common stockholders	$648,550,875
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$34.63
See Accompanying Notes to the Financial Statements.
12     Tortoise Energy Infrastructure Corp.

Statement of Operations (Unaudited)
Period from December 1, 2006 through August 31, 2007
Investment Income
Distributions received from master limited partnerships
(including $5,317,514 from affiliates)	$47,180,242
Less return of capital on distributions (including $4,580,814 from affiliates)	(40,410,112)
Net distributions from master limited partnerships	6,770,130
Dividends from common stock	49,640
Dividends from money market mutual funds	51,919
Interest	270,805
Total Investment Income	7,142,494
Expenses
Advisory fees	8,758,131
Administrator fees	535,590
Professional fees	197,405
Custodian fees and expenses	105,848
Directors’ fees	93,837
Fund accounting fees	66,035
Reports to stockholders	60,055
Registration fees	49,231
Stock transfer agent fees	10,109
Other expenses	45,582
Total Expenses before Interest, Auction Agent and Debt Issuance Costs	9,921,823
Interest expense	11,301,553
Auction agent fees	645,116
Amortization of debt issuance costs	58,045
Total Interest, Auction Agent and Debt Issuance Costs	12,004,714
Total Expenses	21,926,537
Less expense reimbursement by Adviser	(921,909)
Net Expenses	21,004,628
Net Investment Loss, before Income Taxes	(13,862,134)
Current tax expense	(226,807)
Deferred tax benefit	5,495,127
Income tax benefit, net	5,268,320
Net Investment Loss	(8,593,814)
2007 3rd Quarter Report     13

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2006 through August 31, 2007
Realized and Unrealized Gain on Investments and Interest Rate Swaps
Net realized gain on investments	$21,169,151
Net realized gain on interest rate swap settlements	1,862,413
Net realized gain, before deferred tax expense	23,031,564
Deferred tax expense	(8,982,310)
Net realized gain on investments and interest rate swap settlements	14,049,254
Net unrealized appreciation of investments	127,374,313
Net unrealized appreciation of interest rate swap contracts	1,466,899
Net unrealized appreciation, before deferred tax expense	128,841,212
Deferred tax expense	(50,338,993)
Net unrealized appreciation of investments and interest
rate swap contracts	78,502,219
Net Realized and Unrealized Gain on Investments and Interest Rate Swaps	92,551,473
Dividends to Preferred Stockholders	(4,303,808)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$79,653,851
See Accompanying Notes to the Financial Statements.
14     Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through August 31, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment loss	$(8,593,814)	$(5,798,038)
Net realized gain on investments and
interest rate swap settlements	14,049,254	5,524,349
Net unrealized appreciation of investments
and interest rate swap contracts	78,502,219	111,580,962
Dividends to preferred stockholders	(4,303,808)	(3,529,740)
Net increase in net assets applicable to
common stockholders resulting from operations	79,653,851	107,777,533
Dividends and Distributions to
Common Stockholders
Net investment income	—	—
Return of capital	(30,337,266)	(31,969,335)
Total dividends and distributions to
common stockholders	(30,337,266)	(31,969,335)
Capital Share Transactions
Proceeds from shelf offerings of 1,927,915 and
1,675,050 common shares, respectively	68,101,321	50,000,243
Underwriting discounts and offering expenses associated
with the issuance of common shares	(2,311,224)	(2,202,315)
Underwriting discounts and offering expenses associated
with the issuance of preferred shares	(1,472,781)	—
Issuance of 67,431 and 151,500 common shares
from reinvestment of dividend distributions to
stockholders, respectively	2,483,609	4,553,739
Net increase in net assets, applicable to common
stockholders, from capital share transactions	66,800,925	52,351,667
Total increase in net assets applicable to
common stockholders	116,117,510	128,159,865
Net Assets
Beginning of period	532,433,365	404,273,500
End of period	$648,550,875	$532,433,365
Accumulated net investment loss, net of
deferred tax benefit, at the end of period	$(17,299,714)	$(8,705,900)
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     15

Statement of Cash Flows (Unaudited)
Period from December 1, 2006 through August 31, 2007
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$48,083,569
Interest and dividend income received	352,116
Purchases of long-term investments	(321,623,216)
Proceeds from sales of long-term investments	45,336,150
Purchases of short-term investments, net	(17,465,469)
Proceeds from interest rate swap settlements	1,862,413
Interest expense paid	(11,500,252)
Income taxes paid	(482,238)
Operating expenses paid	(8,313,912)
Net cash used in operating activities	(263,750,839)
Cash Flows From Financing Activities
Advances from revolving line of credit	321,200,000
Repayments on revolving line of credit	(353,650,000)
Issuance of common stock	68,101,321
Issuance of preferred stock	115,000,000
Issuance of auction rate senior notes	140,000,000
Common and preferred stock issuance costs	(3,489,692)
Debt issuance costs	(1,639,611)
Dividends paid to common stockholders	(17,553,581)
Dividends paid to preferred stockholders	(4,142,892)
Net cash provided by financing activities	263,825,545
Net increase in cash	74,706
Cash — beginning of period	386,064
Cash — end of period	$460,770
16     Tortoise Energy Infrastructure Corp.

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2006 through August 31, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$79,653,851
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(321,623,216)
Return of capital on distributions received	40,410,112
Proceeds from sales of long-term investments	48,926,907
Purchases of of short-term investments, net	(17,465,469)
Deferred income tax expense	53,826,176
Net unrealized appreciation of investments and interest
rate swap contracts	(128,841,212)
Realized gains on investments	(21,169,151)
Accretion of discount on investments	(5,721)
Amortization of debt issuance costs	58,045
Dividends to preferred stockholders	4,303,808
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	888,800
Increase in prepaid expenses and other assets	(131,816)
Increase in receivable for investments sold	(3,590,757)
Decrease in current tax liability	(255,431)
Increase in payable to Adviser, net of expense reimbursement	777,198
Increase in accrued expenses and other liabilities	487,037
Total adjustments	(343,404,690)
Net cash used in operating activities	$(263,750,839)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,483,609
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     17

Financial Highlights
Period from December 1, 2006 through August 31, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$31.82
Public offering price	—
Underwriting discounts and offering costs on initial public offering	—
Underwriting discounts and offering costs on issuance of preferred shares	(0.08)
Premiums less underwriting discounts and offering costs on
secondary offering (3)	—
Underwriting discounts and offering costs on shelf offering
of common stock(4)	—
Premiums less underwriting discounts and offering costs on
shelf off7erings of common stock(5)	0.08
Income (loss) from Investment Operations:
Net investment loss(6)	(0.40)
Net realized and unrealized gain on investments(6)	5.08
Total increase from investment operations	4.68
Less Dividends to Preferred Stockholders:
Net investment income	—
Return of capital	(0.23)
Total dividends to preferred stockholders	(0.23)
Less Dividends to Common Stockholders:
Net investment income	—
Return of capital	(1.64)
Total dividends to common stockholders	(1.64)
Net Asset Value, end of period	$34.63
Per common share market value, end of period	$39.52
Total Investment Return Based on Market Value(7)	14.43%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$648,551
Ratio of expenses (including current and deferred income tax expense)
to average net assets before waiver(8)(9)(10)	15.14%
Ratio of expenses (including current and deferred income tax expense)
to average net assets after waiver(8)(9)(10)	14.96%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets before waiver(8)(9)(11)	4.37%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets after waiver(8)(9)(11)	4.19%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets before waiver(8)(9)(11)	4.37%
18     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

$27.12	$26.53	$—
—	—	25.00
—	—	(1.17)
—	(0.02)	(0.06)

—	—	—

(0.14)	—	—

—	—	—

(0.32)	(0.16)	(0.03))
7.41	2.67	3.77
7.09	2.51	3.74

—	—	—
(0.23)	(0.11)	(0.01)
(0.23)	(0.11)	(0.01)

—	—	—
(2.02)	(1.79)	(0.97)
(2.02)	(1.79)	(0.97)
$31.82	$27.12	$26.53
$36.13	$28.72	$27.06
34.50%	13.06%	12.51%

$532,433	$404,274	$336,553

20.03%	9.10%	15.20%

19.81%	8.73%	14.92%

3.97%	3.15%	2.01%

3.75%	2.78%	1.73%

3.97%	3.15%	1.90%
2007 3rd Quarter Report     19

Financial Highlights
(Continued)
Period from December 1, 2006 through August 31, 2007
(Unaudited)
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average
net assets after waiver (8)(9)(11)	4.19%
Ratio of net investment loss to average net assets before waiver(8)(9)(11)	(2.95)%
Ratio of net investment loss to average net assets after waiver(8)(9)(11)	(2.77)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, before waiver(8)(9)(10)	(13.72)%
Ratio of net investment loss to average net assets after current and
deferred income tax expense, after waiver(8)(9)(10)	(13.54)%
Portfolio turnover rate (8)	5.35%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$305,000
Tortoise Preferred Shares, end of period (000’s)	$185,000
Per common share amount of auction rate senior notes
outstanding at end of period	$16.29
Per common share amount of net assets, excluding
auction rate senior notes, at end of period	$50.92
Asset coverage, per $1,000 of principal amount of auction
rate senior notes and short-term borrowings (12)	$3,733
Asset coverage ratio of auction rate senior notes and short-term borrowings (12)	373%
Asset coverage, per $25,000 liquidation value per share of preferred shares (13)	$112,642
Asset coverage, per $25,000 liquidation value per share of preferred shares (14)	$58,089
Asset coverage ratio of preferred shares (14)	232%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(4)   Represents the dilution per common share from underwriting and other offering costs.
(5)   Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share.
(6)   The per common share data for the periods ended November 30, 2006, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital for the respective period. See Note 2C to the financial statements for further disclosure.
(7)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)   Annualized for periods less than one full year.
20     Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

3.75%	2.78%	1.62%
(2.24)%	(1.42)%	(0.45)%
(2.02)%	(1.05)%	(0.17)%

(18.31)%	(7.37)%	(13.37)%

(18.09)%	(7.00)%	(13.65)%
2.18%	4.92%	1.83%
$165,000	$165,000	$110,000
$70,000	$70,000	$35,000

$9.86	$11.07	$8.67

$41.68	$38.19	$35.21

$4,051	$3,874	$4,378

405%	387%	438%
$215,155	$169,383	$265,395
$74,769	$68,008	$83,026
299%	272%	332%
(9)   The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(10) The Company accrued $54,052,983, $71,661,802, $24,659,420 and $30,330,018 for the period ended August 31, 2007, the years ended November 30, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(11) The ratio excludes the impact of current and deferred income taxes.
(12) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(13) Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(14) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     21

Notes to Financial Statements (Unaudited)
August 31, 2007
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
22     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 14 percent as investment income and approximately 86 percent as return of capital.
Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $276,000 or $0.015 per share ($168,000 or $0.008 per share, net of deferred tax expense); a decrease of approximately $173,000 or $0.009 per share ($105,000 or $0.005 per share, net of deferred tax benefit) in unrealized appreciation of investments; and a decrease in realized gains of approximately $103,000 or $0.006 per share ($63,000 or $0.003 per share, net of deferred tax benefit) for the period from December 1, 2006 through August 31, 2007.
Subsequent to the period ended February 28, 2007, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on their revised 2007 estimates. This reclassification amounted to a decrease in pre-tax net investment income and an increase in unrealized appreciation of investments of approximately $235,000 or $0.013 per share ($143,000 or $0.008 per share, net of deferred tax expense).
D. Dividends and Distributions to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2006 and for the period ended August 31, 2007, the Company’s dividends for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised of approximately 11 percent qualified dividend income and 89 percent return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year-end.
2007 3rd Quarter Report     23

Notes to Financial Statements (Unaudited)
(Continued)
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2006, for tax purposes, the Company determined the dividends to preferred stockholders were comprised entirely of qualified dividend income. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year-end.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $263,700 and $114,003 were charged to additional paid-in capital for the issuance of common stock in December 2006 and March 2007, respectively. Offering costs (excluding underwriter commissions) of $134,778 and $188,004 were charged to additional paid-in capital for the issuance of preferred stock in April 2007 and August 2007, respectively. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series D issued in March 2007 was $136,889. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series E issued in May 2007 was $190,070.
24    Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company is evaluating the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
2007 3rd Quarter Report     25

Notes to Financial Statements (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets to be obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. Effective March 1, 2006 through February 28, 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300,000,000 of the Company’s Managed Assets, 0.06 percent on the next $500,000,000 of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.
26     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2007, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$19,872,291
Organization costs	29,054
19,901,345
Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	175,846,257
Basis reduction of investment in MLPs	23,846,490
199,692,747
Total net deferred tax liability	$179,791,402
For the period from December 1, 2006 to August 31, 2007, the components of income tax expense include current foreign taxes (net of federal tax benefit) of $226,807 and deferred federal and state income taxes (net of federal tax benefit) of $48,305,750 and $5,520,426, respectively. As of November 30, 2006, the Company had a net operating loss for federal income tax purposes of approximately $41,137,000. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000 and $22,275,000 in the years ending November 30, 2024, 2025 and 2026, respectively. The amount of the deferred tax asset for net operating losses at August 31, 2007 also includes an amount for the year-to-date operations for the year ending November 30, 2007.
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the period from December 1, 2006 to August 31, 2007, as follows:
Application of statutory income tax rate	$48,303,725
State income taxes, net of federal tax benefit	5,520,426
Foreign taxes	226,807
Other, net	2,025
Total	$54,052,983
At August 31, 2007, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.
As of August 31, 2007, the aggregate cost of securities for federal income tax purposes was $812,365,415. At August 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $513,120,492, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,626,149 and the net unrealized appreciation was $510,494,343.
2007 3rd Quarter Report     27

Notes to Financial Statements (Unaudited)
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise at August 31, 2007.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets
Crosstex Energy, L.P.	Series C Subordinated Units	712,760	6/29/06	$20,000,046	$32.25	3.6%
Crosstex Energy, L.P.	Series D Subordinated Units	193,767	3/23/07	5,000,002	27.75	0.8
DCP Midstream
Partners, LP	Common Units	404,625	6/22/07	17,500,031	44.45	2.8
Enbridge Energy
Partners, L.P.	Class C Common Units	971,399	4/02/07	50,000,000	49.46	7.4
Energy Transfer
Equity, L.P.	Common Units	729,661	11/27/06	20,000,008	35.28	4.0
Exterran Partners, L.P.	Common Units	258,993	7/09/07	9,000,007	33.39	1.3
Plains All American
Pipeline, L.P.	Common Units	117,529	6/25/07	7,000,000	55.82	1.0
				$128,500,094		20.9%

The carrying value per unit of unrestricted common units of Crosstex Energy, L.P. (into which the restricted subordinated units are convertible) was $34.65 on March 23, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Crosstex Energy, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of DCP Midstream Partners, LP was $45.48 on June 22, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted DCP Midstream Partners, LP units was obtained by the Company. The carrying value per unit of unrestricted common units of Enbridge Energy Partners, L.P. (into which the restricted Class C common units are convertible) was $56.39 on April 2, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Enbridge Energy Partners, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Exterran Partners, L.P. was $39.44 on July 9, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Exterran Partners, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Plains All American Pipeline, L.P. was $63.76 on June 25, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Plains All American Pipeline, L.P. units was obtained by the Company.
28     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
7. Investments in Affiliates
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliates held by the Company as of August 31, 2007 amounted to $111,869,218, representing 17.2 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is or was an affiliate at August 31, 2007 or during the period from December 1, 2006 to August 31, 2007, is as follows:
						August 31, 2007
	Share Balance 11/30/06	Gross Additions	Gross Reductions	Realized Gain (Loss)	Gross Distributions Received	Share Balance	Value
Holly Energy
Partners, L.P.	427,070	$—	$ —	$ —	$884,035	427,070	$19,440,226
K-Sea Transportation
Partners L.P.	571,300	—	—	—	1,165,452	571,300	22,240,709
MarkWest Energy
Partners, L.P.(1)(2)	1,016,877	1,384,765	—	—	3,268,027	2,201,640	70,188,283
		$1,384,765	$ —	$ —	$5,317,514		$111,869,218
(1)   2:1 stock split on March 1, 2007.
(2)   121,186 unregistered shares registered for re-sale in a registration statement declared effective on July 11, 2007.
8. Investment Transactions
For the period from December 1, 2006 to August 31, 2007, the Company purchased (at cost) and sold securities (proceeds) in the amount of $321,623,216 and $48,926,907 (excluding short-term debt securities and interest rate swaps), respectively.
2007 3rd Quarter Report     29

Notes to Financial Statements (Unaudited)
(Continued)
9. Auction Rate Senior Notes
The Company has issued $305,000,000 aggregate principal amount of auction rate senior notes (collectively, the “Notes”). The Notes were issued in denominations of $25,000. Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. At August 31, 2007, fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The table below shows the maturity date, notional amount, current rate as of August 31, 2007, the weighted-average rate for the period from December 1, 2006 through August 31, 2007, and the typical rate period for each series of Notes outstanding at August 31, 2007. The Company may designate a rate period that is different than the rate period indicated in the table below.

Series	Maturity Date	Notional Amount	Current Rate	Weighted- Average Rate	Rate Period(3)
Series A	July 15, 2044	$60,000,000	5.60%	5.52%	28 days
Series B	July 15, 2044	50,000,000	5.87%	5.53%	28 days
Series C	April 10 , 2045	55,000,000	6.75%	5.52%	7 days
Series D	March 27, 2047	70,000,000	5.87%	5.50% (1)	28 days
Series E	May 30, 2047	70,000,000	6.80%	5.44% (2)	28 days
		$305,000,000
(1)   Rate for period from March 27, 2007 (date of issuance) through August 31, 2007.
(2)   Rate for period from May 30, 2007 (date of issuance) through August 31, 2007.
(3)   See Note 14 “Subsequent Events” regarding an extension of the rate period for Series A and B and the intention to redeem Series E Notes.
The rates shown in the above table include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
30     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
10. Preferred Shares
The Company has 15,000 authorized Money Market Preferred (“MMP”) Shares, of which 7,400 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. At August 31, 2007, fair value of the MMP Shares approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of August 31, 2007, the weighted-average rate for the period from December 1, 2006 through August 31, 2007, and the typical rate period for each series of MMP Shares outstanding at August 31, 2007. The Company may designate a rate period that is different than the rate period indicated in the table below.
Series	Shares Outstanding	Aggregate Liquidation Preference	Current Rate	Weighted- Average Rate	Rate Period(4)
MMP Shares	1,400	$35,000,000	6.00%	5.61%	28 days
MMP II Shares	1,400	35,000,000	5.80%	5.60%	28 days
MMP III Shares	2,400	60,000,000	7.05%	5.60%(1)	28 days
MMP IV Shares	2,200	55,000,000	6.00%(2)	6.00%(3)	28 days
	7,400	$185,000,000
(1)   Rate for period from April 5, 2007 (date of issuance) through August 31, 2007.
(2)   The rate does not include the 0.25 percent commission paid to the auction agent.
(3)   Rate for period from August 20, 2007 (date of issuance) through August 31, 2007.
(4)   See Note 14 “Subsequent Events” regarding an extension of the rate period for MMP and MMP II shares.
Unless otherwise noted, the rates in the above table include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in the auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
2007 3rd Quarter Report     31

Notes to Financial Statements (Unaudited)
(Continued)
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of August 31, 2007, are as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation (Depreciation)
U.S. Bank, N.A.	7/05/2011	$60,000,000	4.63%	1 month U.S. Dollar LIBOR	$404,161
U.S. Bank, N.A.	7/12/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	331,048
U.S. Bank, N.A.	4/21/2012	60,000,000	4.99%	1 month U.S. Dollar LIBOR	(367,421)
U.S. Bank, N.A.	4/21/2013	60,000,000	5.03%	1 month U.S. Dollar LIBOR	(388,435)
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	1,329,324
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	(9,985)
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	(34,744)
		$355,000,000			$1,263,948
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
32     Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
12. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 18,727,411 shares outstanding at August 31, 2007. Transactions in common shares for the year ended November 30, 2006 and the period ended August 31, 2007, were as follows:
Shares at November 30, 2005	14,905,515
Shares sold through shelf offering	1,675,050
Shares issued through reinvestment of dividends	151,500
Shares at November 30, 2006	16,732,065
Shares sold through shelf offerings	1,927,915
Shares issued through reinvestment of dividends	67,431
Shares at August 31, 2007	18,727,411
13. Credit Facilities
On June 13, 2006, the Company entered into a $20,000,000 unsecured committed credit facility maturing June 13, 2007, with U.S. Bank, N.A. The principal amount of the credit facility was subsequently increased to $120,000,000. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective.
On March 22, 2007, the Company entered into an agreement establishing a new $150,000,000 unsecured credit facility maturing on March 21, 2008. The new credit facility replaces the previous credit facility. Under the terms of the new credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $49,300,000 and 6.09 percent, respectively. At August 31, 2007, there was no outstanding borrowing under the credit facility.
14. Subsequent Events
On September 4, 2007, the Company paid a dividend in the amount of $0.55 per common share, for a total of $10,300,076. Of this total, the dividend reinvestment amounted to $1,247,234.
Subsequent to August 31, 2007, the Company has extended interest and dividend reset dates on certain outstanding note and preferred share series as allowed by the existing underlying agreements. The table below details the series, amount, auction date the special rate period commenced, rate which was determined by the auction and rate period.
Series	Amount	Auction Date	Auction Rate	Rate Period
Series A Notes	$60,000,000	9/04/2007	6.75%	Extended to 9/2012
Series B Notes	50,000,000	9/11/2007	7.00%	Extended to 9/2008
MMP Shares	35,000,000	9/12/2007	6.25%	Extended to 9/2010
MMP II Shares	35,000,000	9/06/2007	6.25%	Extended to 9/2010
On September 26, 2007, the Company filed with the SEC its intention to redeem the Series E Auction Rate Senior Notes in the amount of $70,000,000 on October 26, 2007.
2007 3rd Quarter Report     33

Additional Information (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2007, the aggregate compensation paid by the Company to the independent directors was $101,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2007 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
34     Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
2007 3rd Quarter Report     35

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors' Public Investment Companies

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 8/31/07 ($ in millions)
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,333
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$935
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$191
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Publicly-Traded Securities	$155

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com